UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2022

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	333-237153	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Capital Market

Ordinary Shares, no par value per share	BRLI	The Nasdaq Capital Market

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Capital Market

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Overview

On February 22, 2022, Brilliant Acquisition Corporation, a British Virgin Islands company (“Brilliant”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Brilliant and Nukkleus Inc., a Delaware corporation (“Nukkleus”). Upon consummation of the transactions contemplated by the Merger Agreement, Nukkleus would become the Nasdaq-listed parent company of Brilliant (“PubCo”), with former Nukkleus stockholders owning approximately 66% and former Brilliant shareholders owning approximately 34% of the ordinary shares of PubCo issued and outstanding immediately after closing (the “PubCo Shares”), assuming no redemptions from Brilliant’s trust account.

The transactions contemplated by the Merger Agreement, are hereinafter referred to as the “Business Combination.” The Merger Agreement and the transactions contemplated thereby have been approved by the boards of directors of each of Brilliant and Nukkleus ..

The Merger Agreement

The Business Combination

The Merger Agreement provides that, promptly following the signing of the Merger Agreement, Nukkleus will form a British Virgin Islands company and wholly owned subsidiary of Nukkleus (“Merger Sub”), and cause Merger Sub to join the Merger Agreement by executing a joinder to the Merger Agreement and to assume all of the rights and obligations of Merger Sub under the Merger Agreement. The Merger Agreement further provides that, subject to satisfaction of certain conditions discussed below, Merger Sub will merge with and into Brilliant (the “Merger”), and each ordinary share of Merger Sub will be converted into one share of the surviving corporation, and the shares of Brilliant issued and outstanding immediately prior to the effective time of the Business Combination will be converted into the right to receive the Applicable Per Share Merger Consideration (as defined in the Merger Agreement). Additionally, the Company will register certain of its securities for public trading on the Nasdaq Stock Market.

The Merger Agreement also contemplates that, prior to the effective time of the Merger, the Nukkleus board of directors will submit for approval by the Nukkleus shareholders an amendment to Nukkleus’s certificate of incorporation to authorize the board of directors to effect a reverse stock split of all outstanding shares of Nukkleus at a reverse stock split ratio such that 14.0 million shares of Nukkleus common stock will be outstanding immediately prior to the effective time (currently anticipated to be 1:26.227) or such other ratio as may be agreed between Nukkleus and Brilliant (the “Company Reverse Stock Split”).

The Business Combination is expected to close in the second quarter of 2022, following the receipt of the required approvals by Nukkleus’s and Brilliant’s shareholders, respectively, and the fulfillment or waiver of other closing conditions described below.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement,

●	each ordinary share of Brilliant issued and outstanding immediately prior to the time the Merger becomes effective (the “Effective Time”) (other than Dissenting Shares (as defined in the Merger Agreement) and shares owned by Brilliant or any of its controlled entities, which will be cancelled for no consideration) will be converted into the right to receive the Applicable Per Share Merger Consideration as further detailed below;

●	each share of ordinary share of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.0001 per share, of the surviving corporation of the Merger; and

●	each Dissenting Share of Brilliant will be entitled to rely on such rights as are granted by the British Virgin Islands Business Companies Act, subject to certain conditions set forth in the Merger Agreement and in accordance with applicable law.

Treatment of Brilliant Securities

Treatment of Units. Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, units of Brilliant (“SPAC Units”) consisting of one ordinary share of Brilliant (“SPAC Share”), one right (“SPAC Right”) entitling the holder thereof to receive one-tenth (1/10) of one SPAC Share upon the consummation of an initial business combination, and one warrant (“SPAC Warrant”), entitling the holder thereof to purchase one SPAC Share at a price of $11.50 per SPAC Share, will automatically separate into one SPAC Share, one SPAC Right and one SPAC Warrant.

Treatment of Ordinary Shares. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each SPAC Share that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such SPAC Share will be entitled to receive, a) with respect to each SPAC Share held by any SPAC Initial Shareholder, 1.0 PubCo Shares; and (b) with respect to each other SPAC Share, the sum of (x) 1.0 PubCo Shares, and (y) such number of PubCo Shares equal to the Pro Rata Share represented by such SPAC Share of the Backstop Pool (the “SPAC Public Share Exchange Ratio”), in each case, subject to rounding.

The “Backstop Pool” will equal a number of PubCo Shares equal to the lower of (1) 506,000, and (2) 20% of the aggregate number of SPAC Shares and SPAC Rights issued and outstanding immediately prior to the Effective Time.

The “Pro Rata Share,” with respect to any SPAC Shares or SPAC Rights, shall equal such number of SPAC Shares and/or SPAC Rights divided by the aggregate number of SPAC Shares and SPAC Rights issued and outstanding immediately prior to the Effective Time.

Treatment of Rights. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each SPAC Right, that is issued and outstanding immediately prior to the Effective Time, will thereupon be converted into the right to receive, and the holder of such SPAC Right shall be entitled to receive, (a) with respect to each SPAC Right held by any SPAC Initial Shareholder, 0.1 PubCo Shares; and (b) with respect to each other SPAC Right, the sum of (x) 0.1 PubCo Shares, and (y) such number of PubCo Shares equal to the Pro Rata Share represented by such SPAC Right of the Backstop Pool, in each case, subject to rounding.

Treatment of Warrants. At the Effective Time and following the Company Reverse Stock Split, by virtue of the Merger and without any action on the part of any holder thereof, each SPAC Warrant that is issued and outstanding immediately prior to the Effective Time, will convert into and become a) with respect to each SPAC Warrant held by any SPAC Initial Shareholder, 1.0 warrant exercisable to receive one PubCo Share; and (b) with respect to each other SPAC Warrant, a number of warrants equal to the SPAC Public Share Exchange Ratio, exercisable to receive one PubCo Share per warrant, subject to rounding, and PubCo will assume each SPAC Warrant in accordance with its terms. All other rights with respect to SPAC Shares under SPAC Warrants assumed by PubCo will thereupon be converted into rights with respect to PubCo Shares. Accordingly, from and after the Effective Time: (A) each SPAC Warrant assumed by PubCo may be exercised solely for PubCo Shares; (B) the number of PubCo Shares subject to such number of SPAC Warrants set forth in the previous sentence assumed by PubCo is one PubCo Share; (C) the per share exercise price for PubCo Shares issuable upon exercise of such number of SPAC Warrants set forth in the previous sentence assumed by PubCo will be an amount equal to the quotient of (i) $11.50, divided by (ii) the SPAC Public Share Exchange Ratio; and (D) any restriction on any SPAC Warrant assumed by PubCo will continue in full force and effect and the terms and other provisions of such SPAC Warrant will otherwise remain unchanged.

Governance

Immediately after the closing of the Business Combination and Nukkleus’s registration with Nasdaq, PubCo’s board of directors will initially include Emil Assentato, Jamal Khurshid, Craig Marshak, and such other directors as Nukkleus will determine in accordance with applicable law and regulations.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. In addition, Brilliant has agreed to adopt an equity incentive plan effective at the closing of the Business Combination, substantially in the form attached to the Merger Agreement.

Conditions to Each Party’s Obligations

The obligation of Nukkleus, Brilliant, and Merger Sub to consummate the Business Combination is subject to the fulfillment or waiver of certain closing conditions, including, but not limited to, (i) the approval of Nukkleus’s stockholders, (ii) the approval of Brilliant’s shareholders, (iii) Nukkleus’s Registration Statement (as defined in the Merger Agreement) becoming effective, (iv) the approval of Nukkleus’s listing application for the PubCo Shares, and (v) certain other closing conditions as set forth in the Merger Agreement.

In addition, the obligation of Nukkleus to consummate the Business Combination is subject to the fulfillment or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of Brilliant being true and correct to the standards applicable to such representations and warranties and each of the covenants of Brilliant having been performed or complied with in all material respects, (ii) no Material Adverse Effect (as defined in the Merger Agreement) having occurred, (iii) Nukkleus having a gross amount of no less than $10,000,000 in cash and cash equivalents available to it immediately after the Closing, including the proceeds from the Trust Fund (prior to the payment of Transaction Costs), (iv) Brilliant remaining listed on Nasdaq, and (v) Brilliant’s unpaid debt, excluding certain transactions costs, not exceeding a threshold specified in the Merger Agreement.

The obligation of Brilliant to consummate the Business Combination is also subject to the fulfillment or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of Nukkleus being true and correct to the standards applicable to such representations and warranties and each of the covenants of Nukkleus having been performed or complied with in all material respects, (ii) no Material Adverse Effect (as defined in the Merger Agreement) having occurred, and (iii) transactions costs of the Business Combination not exceeding certain thresholds set forth in the Merger Agreement.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by either Nukkleus or Brilliant if the Business Combination is not consummated by March 23, 2022, or, in the event that the life of Brilliant is extended beyond such date in accordance with Brilliant’s organizational documents, September 23, 2022, (ii) by Brilliant if there is a material breach of the representations and warranties of Nukkleus, subject to a fifteen (15) day cure period following notice of such breach, and (iii) by Nukkleus upon a material breach of the representations and warranties of Brilliant, subject to a fifteen (15) day cure period following notice of such breach.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Nukkleus does not believe that these schedules contain information that is material to an investment decision.

Stockholder Support Agreements

Concurrently with the execution of the Merger Agreement, certain holders of Nukkleus common stock entered into a Support Agreement with Brilliant (each, a “Nukkleus Stockholder Support Agreement”), pursuant to which each such holder agreed, among other things, (a) to vote all of the shares of Nukkleus beneficially owned by such holder (which vote may be done by executing a written consent) in favor of the adoption of the Merger Agreement and the approval of the Business Combination, and (b) not to engage in any transactions involving the securities of Brilliant prior to the Closing.

The foregoing description of the Nukkleus Stockholder Support Agreement is subject to and qualified in its entirety by reference to the full text of the Nukkleus Stockholder Support Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Lock-Up Agreements

At the effective time of the Business Combination, Nukkleus and certain shareholders of Brilliant will enter into lock-up agreements (the “Lock-Up Agreements”), pursuant to which, among other things, the shareholders will agree to be subject, for a one-year period, to restrictions on the transfer of the PubCo Shares they receive in the Business Combination.

The foregoing descriptions of the Lock-Up Agreements are subject to and qualified in its entirety by reference to the full text of the forms of Lock-Up Agreements, a form of which is included as Exhibit 10.2, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

At the effective time of the Business Combination, Nukkleus and certain shareholders of Brilliant will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Nukkleus will grant to such shareholders certain customary registration rights with respect to the PubCo Shares they receive in the Business Combination.

The foregoing description of the Registration Rights Agreements is subject to and qualified in its entirety by reference to the full text of the forms of Registration Rights Agreements, a form of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 23, 2022, Nukkleus and Brilliant issued a joint press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

 The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination among Nukkleus, Brilliant and Merger Sub in which Merger Sub would merge into Brilliant. In connection with the proposed transaction, Nukkleus intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Nukkleus and that also will constitute a prospectus of Nukkleus with respect to the PubCo Shares to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be delivered to Nukkleus’s stockholders. Each of Nukkleus and Brilliant may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NUKKLEUS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Brilliant or Nukkleus through the website maintained by the SEC at www.sec.gov. Stockholders of Nukkleus will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Nukkleus, Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310. Shareholders of Brilliant will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Brilliant Acquisition Corporation, 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China.

Participants in the Solicitation

Brilliant and its directors and executive officers are participants in the solicitation of proxies from the shareholders of Brilliant in respect of the proposed transaction. Information about Brilliant’s directors and executive officers and their ownership of Brilliant’s ordinary shares is set forth in Brilliant’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on October 13, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Nukkleus and its directors and executive officers are participants in the solicitation of proxies from the stockholders of Nukkleus in respect of the proposed transaction. Information about Nukkleus’s directors and executive officers and their ownership of Nukkleus common stock is set forth in Nukkleus’s Annual Report on Form 10-K for the year ended September 30, 2020, filed with the SEC on December 28, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described above.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Nukkleus and/or Brilliant securities; (ii) the risk that the proposed business combination may not be completed by Brilliant’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Brilliant; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Nukkleus and/or Brilliant, the satisfaction of the minimum trust account amount following redemptions by Brilliant’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Nukkleus’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Nukkleus and potential difficulties in Nukkleus employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Nukkleus or Brilliant related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Brilliant’s securities on the Nasdaq Stock Market; (viii) the price of Nukkleus’s and/or Brilliant’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Nukkleus and Brilliant plan to operate, variations in performance across competitors, changes in laws and regulations affecting Nukkleus’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the proxy statement/prospectus contained in Nukkleus’s Form S-4 registration statement described below, including those under “Risk Factors” therein, the Annual Report on Form 10-K for Nukkleus and Brilliant, Quarterly Reports on Form 10-Q for Nukkleus and Brilliant and other documents filed by Nukkleus and/or Brilliant from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Nukkleus and Brilliant assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Nukkleus nor Brilliant gives any assurance that either Nukkleus or Brilliant will achieve its expectations.

No Offer or Solicitation

This communication is not intended to and will not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that Brilliant or Nukkleus may file with the SEC or send to Nukkleus’s and/or Brilliant’s shareholders in connection with the proposed transaction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of February 22, 2022, by and among Nukkleus Inc. and Brilliant Acquisition Corporation.
10.1	Form of Support Agreement, dated as of February 22, 2022, among Brilliant Acquisition Corporation and the investors party thereto.
10.2	Form of Lock-Up Agreement.
10.3	Form of Registration Rights Agreement.
99.1	Press Release, dated February 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
Name: Dr. Peng Jiang
Title: Chief Executive Officer

Dated: February 23, 2022